UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                          September 24, 2007


                   United States Steel Corporation
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------   -------------------
   (State or other        (Commission File         (IRS Employer
   jurisdiction of             Number)          Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                            (412) 433-1121
                    ------------------------------
                   (Registrant's telephone number,
                         including area code)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Acquisition of Stelco Inc.

     On September 24, 2007, the Ontario Supreme Court of Justice entered an Interim Order concerning the acquisition of Stelco, Inc. pursuant to the previously disclosed August 26, 2007 Arrangement Agreement among United States Steel Corporation ("U. S. Steel"), a Subsidiary of U. S. Steel and Stelco. The Interim Order set October 26, 2007 for a meeting of Stelco shareholders, set September 21, 2007 as the record date for this meeting and requires a 2/3 shareholder approval. As previously disclosed, shareholders holding over 76% of Stelco's shares have entered into agreements with U. S. Steel irrevocably committing to support the transaction and to vote in favor of the transaction. The Plan of Arrangement as approved by the Court for submission to Stelco's shareholders, which has changed some of the mechanics for payment of option and warrant holders, is attached hereto as Exhibit 99.1.

Agreement to Sell Key Operations of Elgin, Joliet and Eastern Railway

     On September 26, 2007, U. S. Steel announced that it has entered into an agreement with Canadian National Railway ("CN") providing for the acquisition by CN of the major portion of the Elgin, Joliet and Eastern Railway Company, a wholly owned subsidiary of U. S. Steel, for US$300 million. The acquisition is subject to regulatory approval by the Surface Transportation Board ("STB") of the United States Department of Transportation. The parties expect the STB to act by mid-2008.

The press release announcing the agreement is filed herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

  (d) Exhibits

     10.1 Plan of Arrangement

     10.2 Press Release titled "CN to acquire key operations of Elgin, Joliet and Eastern Railway for US$300 million"


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Larry G. Schultz
     --------------------
     Larry G. Schultz
     Vice President & Controller



Dated:  September 26, 2007